QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2005

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On April 8, 2005, Amendment No. 1 and Waiver ("Amendment No. 1") to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, as borrowers, Adelphia Communications Corporation (the "Company") and certain of its other direct and indirect subsidiaries named therein, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other lenders named therein (as amended, the "DIP Credit Agreement" and the lenders thereunder are referred to herein as the "DIP Lenders"), became effective.

        Under the terms of Amendment No. 1, the DIP Lenders have agreed that extraordinary non-cash charges in an aggregate amount of up to $450,000,000 that have been or that may hereafter be recorded by the Loan Parties (as defined in the DIP Credit Agreement) in connection with the potential settlement of certain asserted or potential claims by certain departments or agencies of the United States Government against certain of the Loan Parties (the "Government Claims") will not reduce the aggregate amount of cumulative EBITDA of the Loan Parties or the aggregate amount of cumulative EBITDAR of each designated subsidiary borrowing group, in each case, for purposes of the financial covenants set forth in the DIP Credit Agreement. In addition, under the terms of Amendment No. 1, the DIP Lenders waived certain defaults and events of default that occurred under the DIP Credit Agreement as a result of the Loan Parties recording certain extraordinary non-cash charges in connection with the potential settlement of the Government Claims.

        A copy of Amendment No. 1 is attached to this filing as Exhibit 10.1 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of Amendment No. 1 is qualified in its entirety by reference to such exhibit.

        As previously announced, on March 9, 2005, the Company entered into Amendment No. 3 of Amended and Restated Commitment Letter and Amendment No. 4 of Amended and Restated Fee Letter (collectively, the "Exit Commitment Amendments") with JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Credit Suisse First Boston, acting through its Cayman Island Branch, Citicorp North America, Inc., Citigroup Global Markets Inc., Deutsche Bank AG Cayman Islands Branch and Deutsche Bank Securities Inc., relating to the Company's $8.8 billion exit financing commitment. The effectiveness of the Exit Commitment Amendments was contingent upon the approval of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). On April 8, 2005, the Bankruptcy Court entered an order approving the Exit Commitment Amendments and therefore such agreements are now effective. The material terms and conditions of the Exit Commitment Amendments are described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 11, 2005, the contents of which are incorporated herein by reference.

        As previously announced, a syndicate of financial institutions has committed to provide to the Company up to $8.8 billion in exit financing, the proceeds from which will be utilized by the Company to the extent it determines to emerge from bankruptcy as an independent enterprise. Certain of the lenders and certain of the agents under the DIP Credit Agreement are members of the syndicate of financial institutions that have committed to provide such exit financing to the Company. In addition, certain of the lenders and certain of the agents under the DIP Credit Agreement were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under the Company's and its subsidiaries' pre-petition credit facilities. A more complete description of such adversary proceeding is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Annual Report"), which was filed with the Securities and Exchange Commission on December 23, 2004. The foregoing summary of such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in the 2003 Annual Report.

Item 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 and Waiver, dated as of April 8, 2005, to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other lenders named therein.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the 2003 Annual Report and the Company's pending bankruptcy proceeding and its ongoing sale process, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: April 13, 2005

ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 and Waiver, dated as of April 8, 2005, to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as borrowers, the Guarantors listed on Annex B thereto, as guarantors, JPMorgan Chase Bank, N.A., as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp North America, Inc., as Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, and the other lenders named therein.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX